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                                                                    EXHIBIT 23








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into Price/Costco, Inc.'s previously filed Registration Statement File No. 33-50799.

Aurthur Anderson LLP

Seattle, Washington,
  June 28, 1995









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